Exhibit 99.1

FIRST QUARTER 2014 CONFERENCE CALL PRESENTATION MAY 8, 2014

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2013. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define DCF as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash operating expenses; (ii) amortization of deferred financing costs and debt discount; (iii) loss on redemption of debt net of tax benefit; (iv) impairment of unconsolidated affiliates; (v) gain on sale of unconsolidated affiliate; (vi) non-cash (earnings) loss from unconsolidated affiliates; (vii) distributions from (contributions to) unconsolidated affiliates (net of affiliates’ growth capital expenditures); (viii) non-cash compensation expense; (ix) non-cash derivative activity; (x) losses (gains) on the sale or disposal of property, plant, and equipment (PP&E), net of tax ; (xi) provision for deferred income taxes; (xii) cash adjustments for non-controlling interest in consolidated subsidiaries; (xiii) revenue deferral adjustment; (xiv) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xv) maintenance capital expenditures, net of joint venture partner contributions and proceeds from trade-in of property plant and equipment. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash operating expenses; (ii) interest expense; (iii) amortization of deferred financing costs and debt discount; (iv) loss on redemption of debt; (v) losses (gains) on the sale or disposal of PP&E (vi) impairment of unconsolidated affiliates; (vii) gain on sale of unconsolidated affiliate; (viii) non-cash derivative activity; (ix) non-cash compensation expense; (x) provision for income taxes; (xi) adjustments for cash flow from unconsolidated affiliates; and (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. MarkWest believes distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, MarkWest believes Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

First Quarter 2014: Financial Summary 4 Record volume for first quarter 2014: Total system volume of 3.6 Bcf/d for first quarter, an increase of 10% from the prior quarter and 41% compared to the first quarter 2013 Marcellus processed volume of 1.6 Bcf/d, an increase of 17% compared to prior quarter and 98% compared to the first quarter 2013 Utica processed volume of 251 MMcf/d, an increase of 51% compared to prior quarter and over 3,000% compared to the first quarter of 2013 Distributable Cash Flow (DCF) for first quarter 2014 of $148.4 million, an increase of 17% from last quarter and 35% from the first quarter 2013 Adjusted EBITDA for first quarter 2014 of $187.6 million, an increase of 20% from last quarter and 33% from the first quarter 2013 Increased first quarter 2014 distribution to 87 cents per common unit

First Quarter 2014: Operational Summary 5 Completed four new projects: 200 MMcf/d processing plant at the Seneca complex in the Utica Shale 60,000 Bbl/d propane plus Hopedale fractionation and marketing complex to support producers in the Utica and Marcellus shales 200 MMcf/d Buffalo Creek processing plant in the Granite Wash 120 MMcf/d Stonewall processing plant at our Centrahoma Joint Venture in the Woodford Shale Announced two new projects: 200 MMcf/d of additional processing capacity to be constructed at the Mobley complex in the Marcellus Shale – Mobley V 200 MMcf/d of additional processing capacity to be constructed at the Sherwood complex in the Marcellus Shale – Sherwood VI 17 major projects under development, 11 of which will be completed in 2014

Southwest Segment Overview Segment operating income for the first quarter 2014 was $74 million, an increase of 13% from last quarter Processed volumes increased 9% when compared to last quarter and 13% from the first quarter 2013 Western Oklahoma processed volumes increased 16% from last quarter and 34% from the first quarter 2013 with startup of Buffalo Creek East Texas facilities continue to remain fully utilized and we are constructing a fourth plant by the end of 2014 Commenced operations of the Stonewall processing plant at our Centrahoma JV in Woodford Shale Processing capacity operated at approximately 87% utilization during the first quarter 2014 ~20% Forecasted Increase from FY2013 to FY2014 6 2Q14 through 4Q14 Avg.

Marcellus Segment Overview 7 MarkWest continues to achieve record volumes and operating income at five major complexes Processed volumes increased 17% from the prior quarter and 98% from the first quarter 2013 Segment operating income was $105 million, an increase of 18% from last quarter and 57% from the first quarter 2013 Continue to execute growth strategy and announced new processing plants at the Mobley and Sherwood complexes ~75% Forecasted Increase from FY2013 to FY2014 2Q14 through 4Q14 Avg.

Marcellus Segment Overview 8 Five complexes in the Marcellus Shale with over 2.2 Bcf/d of total processing capacity Processing capacity utilization increased 17% from last quarter and averaged 73% during the first quarter 2014 Complex Capacity (MMcf/d) 1Q14 Avg. Volume (MMcf/d) Utilization (%) Houston 355 291 82 Majorsville 670 507 76 Mobley 520 322 62 Sherwood 600 430 72 Keystone 90 90 100 Total 2,235 1,640 73 17% Increase in Utilization from 4Q13

MarkWest’s Marcellus Producers 9 MOBLEY COMPLEX Under Construction MWE Utica Complex SHERWOOD COMPLEX MAJORSVILLE COMPLEX KEYSTONE COMPLEX HOUSTON COMPLEX

MarkWest's Marcellus Operations

KEYSTONE COMPLEX
Bluestone I & Sarsen I – 90 MMcf/d – Complete
Bluestone II – 120 MMcf/d – 2Q14
Bluestone III – 200 MMcf/d – TBD
De-ethanization – 10,000 Bbl/d – 2Q14
C3+ Fractionation – 10,000 Bbl/d –2Q14

HOUSTON COMPLEX
Houston I – III – 355 MMcf/d – Complete
Houston IV – 200 MMcf/d – 1Q15
C3+ Fractionation – 60,000 Bbl/d – Complete
De-ethanization – 38,000 Bbl/d – Complete



Butler
PENNSYLVANIA
Washington
Marshall
Wetzel
WEST VIRGINIA
Doddridge
MWE Gathering System
MWE Marcellus Complex
MWE NGL Pipeline
MWE Purity Ethane Pipeline
MWE NGL/Purity Ethane Pipeline Under Construction
ATEX Express Pipeline
TEPPCO Product Pipeline
Sunoco Mariner Pipeline

MOBLEY COMPLEX
Mobley I – III – 520 MMcf/d – Complete
Mobley IV – 200 MMcf/d – 4Q14
Mobley V – 200 MMcf/d – 2Q15
De-ethanization – 10,000 Bbl/d – 3Q15

MAJORSVILLE COMPLEX
Majorsville I – III, V – 670 MMcf/d – Complete
Majorsville IV – 200 MMcf/d – 2Q14
Majorsville VI – 200 MMcf/d – 2016
De-ethanization I – 38,000 Bbl/d – Complete
De-ethanization II – TBD

SHERWOOD COMPLEX
Sherwood I – III – 600 MMcf/d – Complete
Sherwood IV – 200 MMcf/d – 3Q14
Sherwood V – 200 MMcf/d – 4Q14
Sherwood VI – 200 MMcf/d – 2Q15
De-ethanization – TBD

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MarkWest Utica EMG’s Producers 11 Under Construction HOPEDALE FRACTIONATOR

Utica Segment Overview 12 MarkWest Utica EMG continues to develop its leading fully integrated midstream system in eastern Ohio Three processing plants totaling 600 MMcf/d of new capacity currently under construction Processed volumes increased by 51% compared to last quarter 70% (400 MMcf/d) of total processing capacity came online during the last six months and 100% over the last year Total processing capacity was 43% utilized during the first quarter 2014 ~450% Forecasted Increase from FY2013 to FY2014 2Q14 through 4Q14 Avg. Complex Capacity (MMcf/d) 1Q14 Avg. Volume (MMcf/d) Utilization (%) Cadiz 185 79 43 Seneca 400 172 43 Total 585 251 43

Marcellus & Utica Fractionation Overview Average utilization of MarkWest’s C3+ fractionation capacity was 69% in the first quarter 2014 The 60,000 Bbl/d Hopedale complex is owned 60% (36,000 Bbl/d) by MarkWest and 40% (24,000 Bbl/d) by MarkWest Utica EMG and supports Marcellus and Utica producers C2 volumes continue to increase as producers are recovering ethane to meet residue gas pipeline quality specifications and to deliver on downstream takeaway commitments MarkWest produced 46,200 Bbl/d of purity ethane during the first quarter 2014 13 Complex Capacity (Bbl/d) 1Q14 Avg. Volume (Bbl/d) Utilization (%) Marcellus 96,000 70,300 73 Utica 24,000 12,100 50 Total C3+ 120,000 82,400 69 Total C2 76,000 46,200 61 Total C2+ 196,000 128,600 66 Total C2+ NGLs fractionated have increased 127% from last quarter and 247% from the first quarter 2013

Marcellus & Utica: Full-Service Capabilities


Michigan
Lake Erie
Mariner West
Keystone
Pennsylvania
Condensate JV
Hopedale
Mariner East
Houston
Cadiz
Ohio
Majorsville
Seneca
Mobley
Gulf Coast
Utica Marcellus Texas Pipeline (UMTP)
Sherwood
West Virginia
Virginia
MWE Complexes
MWE Gathering Systems
Rich-Gas Areas
ATEX Express Pipeline
TEPPCO Product Pipeline
MWE NGL Pipelines
MWE Purity Ethane Pipeline
MWE NGL/Purity Ethane Pipelines Under Construction
UMTP Pipeline
Sunoco Mariner Pipeline

Gathering & Processing

- Integrated natural gas gathering systems
- 7 major processing complexes with current capacity of 2.8 Bcf/d. Growing to over 5 Bcf/d

NGL Gathering & Fractionation

- Fully integrated NGL transportation, fractionation and logistics solutions in the Marcellus and Utica Shales
- Growing to over 260 MBbl/d of total C2+ fractionation capacity

NGL Transportation & Marketing

- Access to all major NGL takeaway pipeline projects in the Northeast
- Access to Gulf Coast NGL markets through a proposed joint venture with Kinder Morgan

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MWE NGL Pipelines Barbour Brooke Doddridge Hancock Harrison Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Marcellus & Utica: 23 Major Projects Complete Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 15 MWE Purity Ethane Pipeline 17 major projects under construction HOUSTON COMPLEX Houston I – III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 1Q15 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization – 38,000 Bbl/d – Complete HOPEDALE FRACTIONATOR C3+ Fractionation I – 60,000 Bbl/d – Complete MAJORSVILLE COMPLEX Majorsville I – III, V – 670 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 2Q14 Majorsville VI – 200 MMcf/d – 2016 De-ethanization I – 38,000 Bbl/d – Complete De-ethanization II – TBD MOBLEY COMPLEX Mobley I – III – 520 MMcf/d – Complete Mobley IV – 200 MMcf/d – 4Q14 Mobley V – 200 MMcf/d – 2Q15 De-ethanization – 10,000 Bbl/d – 3Q15 SHERWOOD COMPLEX Sherwood I – III – 600 MMcf/d – Complete Sherwood IV – 200 MMcf/d – 3Q14 Sherwood V – 200 MMcf/d – 4Q14 Sherwood VI – 200 MMcf/d – 2Q15 De-ethanization – TBD MWE NGL/Purity Ethane Pipelines Under Construction CONDENSATE STABILIZATION FACILITY Stabilization Facility – 23,000 Bbl/d – 3Q14 CADIZ COMPLEX Cadiz I & Refrig – 185 MMcf/d – Complete Cadiz II – 200 MMcf/d – 3Q14 De-ethanization – 40,000 Bbl/d – 2Q14 SENECA COMPLEX Seneca I – II – 400 MMcf/d – Complete Seneca III – 200 MMcf/d – 2Q14 Seneca IV – 200 MMcf/d – 2Q15 De-ethanization – TBD KEYSTONE COMPLEX Bluestone I & Sarsen I – 90 MMcf/d – Complete Bluestone II – 120 MMcf/d – 2Q14 Bluestone III – 200 MMcf/d – TBD De-ethanization – 10,000 Bbl/d – 2Q14 C3+ Fractionation – 10,000 Bbl/d –2Q14

MarkWest’s Total Processed Volume Forecast 16 60% increase for the Full-Year 2013 to 2014

Financial Summary 17 MarkWest preserves a strong balance sheet to fund growth As of today, we have over $800 million of liquidity to support our capital investment program As of March 31, 2014, our total Debt to Capital was 40%, interest coverage was 4.7 times and our leverage ratio was 4.7 times Maintain flexible financing options Funding of base capital requirements using a combination of long-term debt and equity $1.3 billion dollar revolving credit facility rated investment grade (BBB-) by Standard & Poor's to support short-term funding needs Ability to maintain consistent access to the equity markets through our at-the-market equity program Enhancing financial flexibility through partnerships and joint ventures MarkWest has over $800 million of liquidity

Increasing Fee-Based Income Note: Forecast Assumes Crude Oil ($/bbl) range of $102.33 to $94.86 and Natural Gas ($/mmbtu) range of $5.16 to $4.45 2014 fee-based net operating margin is forecasted to exceed 70% 18 Increase of ~3x since 2008 Over 70% 25% 39% 38% 38% 53% 61%

2014 DCF Forecast 19 Over 30% Growth in DCF from FY2013 to mid-point of FY2014 forecast 2014 DCF Forecast of $600 to $690 million

Distributable Cash Flow: Sensitivity Table 20 MarkWest estimates the effect on DCF resulting from changes in volume forecast and NGL prices The Partnership has become less sensitive to changes in commodity prices as fee-based income has increased significantly (1) Volume Forecast is increased/decreased by 10% in the Marcellus and Utica segments for the High and Low Cases. (2) The composition is based on the Partnership’s projected barrel of approximately: Ethane: 35%, Propane: 35%, Iso-Butane: 6%, Normal Butane: 12%, Natural Gasoline: 12%. (3) Composite NGL prices is based on the Partnership’s average forecasted price. Volume Forecast (1) Composite NGL $/Gal (2) (3) Low Case Base Case High Case $1.10 $619 $658 $694 $1.05 $613 $651 $686 $1.00 $606 $644 $679 $0.95 $599 $636 $671 $0.90 $592 $630 $644 MarkWest is more sensitive to changes in volumes than changes in commodity prices

2014 Capital Investment Forecast 21 Utica 24% Southwest 7% Marcellus 69% 2014 Capital Investment Forecast of $2.0 to $2.3 billion

APPENDIX

Reconciliation of DCF and Distribution Coverage 23

Reconciliation of Adjusted EBITDA 24 Includes derivative activity related to interest expense, amortization of deferred financing costs and debt discount, and excludes interest expense related to the Steam Methane Reformer.

Reconciliation of Net Operating Margin 25

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com